UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        February 10, 2005
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                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)

          Maryland                      1-1553                  52-0248090
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)

701 East Joppa Road, Towson, Maryland                      21286
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code         410-716-3900
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE.
On February 10, 2005, the Corporation announced that its Board of Directors declared a quarterly cash dividend of $.28 per share of the Corporation's outstanding common stock payable March 25, 2005, to stockholders of record at the close of business on March 11, 2005. In addition, the Board of Directors increased the Corporation's authorization under its stock repurchase program by
2.5 million shares. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation's related press release dated February 10, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 99 Press Release of the Corporation dated February 10, 2005.
Exhibit 99 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are identified in Item 1(g) of Part I of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.

                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE BLACK & DECKER CORPORATION


                                               By: /s/ CHRISTINA M. MCMULLEN
                                                   -----------------------------
                                                   Christina M. McMullen
                                                   Vice President and Controller




Date: February 10, 2005